Exhibit 10.64

Second Addendum to Joint Development Agreement

Dated	July 2019

(1)	Brooge Petroleum and Gas Investment Company FZE

(2)	Sahara Energy Resources DMCC

This Second Addendum to Joint Development Agreement is made on the [          ] day of July 2019 (“Addendum”)

Between:

(1)	Brooge Petroleum and Gas Investment Company FZE, a company incorporated under the laws of the Fujairah Free Zone and the United Arab Emirates (commercial registration no. 13-FZC-1117) whose registered office is at PO Box 50170, Fujairah Free Zone, United Arab Emirates (“BPGIC”); and

(2)	Sahara Energy Resources DMCC, a company incorporated under the laws of Dubai Multi Commodities Centre and United Arab Emirates (commercial license no. 32101) whose registered office is at 2201-C, Reef Tower, JLT, Dubai, United Arab Emirates (“Sahara”).

(each a “Party” and together the “Parties”)

Whereas:

(A)	On 14 May 2019, the Parties entered into a Joint Development Agreement wherein the Parties have agreed to cooperate together for Sahara to develop a refinery unit in Fujairah, United Arab Emirates (the “Agreement”); and

(B)	On 1 June 2019, the Parties entered into an Addendum to the Joint Development Agreement to extend the timeline of signing all the Ancillary Agreements to 19 June 2019.

(C)	The Parties have agreed to supplement the Agreement and the Addendum to further extend the timeline of signing all the Ancillary Agreements from 19 June 2019 to 10 July 2019 or such later date as may be agreed between the Parties.

(D)	The Parties have further agreed to supplement the Agreement to extend the timeline for the completion of the conditions precedent from 10 July 2019 to 1 August 2019.

(E)	These Recitals form part of the Addendum to the Agreement.

It is agreed:

1	Definitions and Interpretation

1.1	Unless otherwise expressly stated herein, words and expressions defined and references contained in the Agreement shall have the same meanings and interpretation in this Addendum.

2	Extension of Timeline

2.1	Pursuant to Clause 5.1 of the Agreement, the Parties have mutually agreed to extend the timeline of signing all the Ancillary Agreements till 1 August 2019 or such later date as may be agreed between the Parties starting from the date of signing of this Addendum.

2.2	Pursuant to Clause 5.2 of the Agreement, the Parties have mutually agreed to extend the timeline for completion of the conditions precedent to 1 August 2019 or such later date as may be agreed between the Parties starting from the date of signing of this Addendum.

3	General

3.1	The remaining clauses of the Agreement shall remain effective and binding upon the Parties in respect of matters not covered herein.

3.2	Except as otherwise provided, the Parties shall each bear their own costs and expenses incurred in complying with their obligations under this Addendum.

3.3	The invalidity or unenforceability of any portion or portions of this Addendum shall in no way affect the validity or enforceability of any other portion or provision hereof. Any invalid or unenforceable portion or provision shall be deemed severed from this Addendum and the balance of this Addendum shall be construed and enforced as if this Addendum did not contain such invalid or unenforceable portion or provision.

3.4	This Addendum may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Addendum.

3.5	This Addendum may only be varied by written agreement of both Parties.

3.6	This Addendum, the Agreement and the RSA constitutes the entire agreement and there are no oral or other representations regarding the subject of this Addendum and Agreement that are binding on either party.

3.7	It is agreed between the Parties that time is of the essence in the performance of each Party’s obligations under the Agreement and this Addendum.

This Addendum was signed on the date mentioned above and its provisions shall come into force from the date of signing hereof.

Signed by Nicolaas Paardenkooper duly authorised for and on behalf of Brooge Petroleum and Gas Investment Company FZE	/s/ Nicolaas Paardenkooper
Authorised Signatory

Signed by Wale Ajibade duly authorised for and on behalf of Sahara Energy Resources DMCC	/s/ Wale Ajibade
Manager/Director